UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2024

S&W SEED COMPANY

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-34719	27-1275784
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Ken Pratt Blvd, Suite 201 Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 506-9191

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SANW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 3, 2024, S&W Seed Company (the “Company”) entered into a Third Amendment to the Amended and Restated Loan and Security Agreement (the “CIBC Amendment”) with CIBC Bank USA (“CIBC”), which amended the Amended and Restated Loan and Security Agreement, dated March 22, 2023, as amended (the “CIBC Loan Agreement”), by and among the Company, as borrower, and CIBC, as administrative agent and sole lead arranger. The CIBC Amendment, effective as of July 1, 2024, among other things:

•
subject to the satisfaction of certain post-closing covenants, extended the maturity date from August 31, 2024 to October 31, 2024 (“Maturity Date”);
•
modified the maximum loan commitment under the CIBC Loan Agreement to (i) $20.0 million from July 1, 2024 through July 31, 2024, (ii) $18.5 million from August 1, 2024 through September 1, 2024, (iii) $17.5 million from September 2, 2024 through September 15, 2024, (iv) $15.0 million from September 16, 2024 through October 9, 2024, and (v) $13.0 million from October 10, 2024 through the Maturity Date;
•
modified the eligible inventory sublimit under the CIBC Loan Agreement from $5.0 million from July 1, 2024 through August 31, 2024 to (i) $8.5 million from July 1, 2024 through July 14, 2024, (ii) $7.5 million from July 15, 2024 through August 14, 2024, (iii) $7.0 million from August 15, 2024 through September 15, 2024, (iv) $6.5 million from September 16, 2024 through September 29, 2024, and (v) $5.0 million from September 30, 2024 through the Maturity Date;
•
added certain post-closing covenants which, should the Company not comply with the amended terms, shall constitute an immediate event of default under the CIBC Loan Agreement;
•
added a fee of $15,000 payable by the Company to CIBC on the date of the CIBC Amendment;
•
added a fee of $10,000 payable by the Company to CIBC monthly beginning July 1, 2024, and payable only if the eligible inventory sublimit is greater than $5.0 million; and
•
added a fee of $25,000 payable by the Company to CIBC on October 1, 2024, and payable only if the Company does not repay the obligations under the CIBC Loan Agreement in full by September 30, 2024.

Except as modified by the CIBC Amendment, all terms and conditions of the CIBC Loan Agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S&W SEED COMPANY

Date: July 10, 2024	By:	/s/ Vanessa Baughman
Vanessa Baughman
Chief Financial Officer